SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2008 (October 10, 2008)

Aspen Racing Stables, Inc.

(Exact name of registrant as specified in Charter)

Nevada	333-141384	98-0517550
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Free Trade Zone

168 Nanhai Avenue, Haikou City

Hainan Province, China 570216

(Address of Principal Executive Offices)

86-898-6680-2207

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 10, 2008, Aspen Racing Stables, Inc. (the “Company” or “we”) dismissed Manning Elliott LLP (“Manning Elliott”) as our principal independent accountant. Manning Elliott issued an Independent Auditors Report dated February 4, 2008 on the financial statements of the Company for the two years ended on October 31, 2007 and October 31, 2006. Manning Elliott also reviewed the interim financial statements of the Company for the nine months ended July 31, 2008.

During the two fiscal years ended on October 31, 2007 and 2006, and through October 10, 2008, (i) there were no disagreements between the Company and Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Manning Elliott would have caused Manning Elliott to make reference to the matter in its reports on the Company’s financial statements, and (ii) except for (a) Manning Elliott’s report on the Company’s October 31, 2007 financial statements dated February 4, 2008, which included an explanatory paragraph wherein Manning Elliott expressed substantial doubt about the Company’s ability to continue as a going concern and (b) Manning Elliott’s report on the Company’s October 31, 2006 financial statements dated March 5, 2007, except as to Note 7 which is as of March 12, 2007, which included an explanatory paragraph wherein Manning Elliott expressed substantial doubt about the Company’s ability to continue as a going concern, Manning Elliott’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. During the two fiscal years ended on October 31, 2007 and 2006 and through October 10, 2008, there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On May 7, 2008, we retained PKF Certified Public Accountant (“PKF”), Hong Kong, China, as our independent accountant to audit the financial statements of Kun Run Biotechnology Ltd. (“Kun Run”), our wholly-owned subsidiary. PKF issued a report for Kun Run’s audited financial statements for the two years ended on December 31, 2006 and 2007. PKF also reviewed the interim financial statements for Kun Run for the six months ended on June 30, 2008. PKF also reviewed the proforma balance sheet of the Company as of July 31, 2008. All of the above-mentioned financial reports were included in our current report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 22, 2008.

On October 10, the Board of Directors of the Company appointed PKF the principal independent accountant of the Company upon dismissal of Manning Elliott. On October 13, 2008, we provided Manning Elliott with a copy of this Form 8-K, and requested that Manning Elliott furnish us with a letter addressed to the Commission stating whether or not it agrees with the above statements within ten (10) business days of the filing of this Form 8-K. We received such letter on October 16, 2008. A copy of such letter, dated October 16, 2008 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

16.1	Letter from Manning Elliott LLP dated October 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN RACING STABLES, INC.
(Registrant)

By /s/ Xiqoqun Ye
Name:	Xiaoqun Ye
Title:	Chief Executive Officer

Date	October 16, 2008